NYSE: SGI F E B R U A R Y 2 0 2 5

Leader in the $120 billion3 global bedding market. Broad, sustainable competitive advantages across iconic brands, capabilities, and scale; industry-leading design and manufacturing capabilities; vertically integrated operations; worldwide omni-channel distribution network. Attractive secular industry growth prospects as consumers increasingly connect sleep with health and wellness. Opportunities for sales growth and margin expansion through market share gains, scale benefits and value-added product innovation. Strong free cash flow and balance sheet provide financial flexibility. Seasoned management team with proven track record of disciplined capital allocation, including reinvesting in the business, dividends, share repurchases and acquisitions. SOMNIGROUP INVESTMENT THESIS 2

In February 2025, the Company was reimagined, and Somnigroup International Inc. was founded, reflecting the transformative nature of the Mattress Firm acquisition. Somnigroup provides sleep solutions with a portfolio of outstanding businesses with iconic brands. SOMN = sleep OMNI = omnichannel GROUP = company comprised of multiple subsidiaries enriching people’s lives through the power of a good night’s sleep 3 ABOUT SOMNIGROUP

High-level strategic direction • Corporate governance • Capital allocation Tactical go-to-market strategy • Operational excellence • Passionate customer service SOMNIGROUP’S STRUCTURE 4

SOMNIGROUP 5 CONSUMER-CENTRIC INNOVATION DIVERSIFIED PORTFOLIO MANUFACTURING & LOGISTICS OMNI-CHANNEL RETAIL • Advanced R&D capabilities driving continuous solutions-based innovation • Diverse brand portfolio includes the most highly recognized brands in the industry • Global manufacturing footprint with advanced manufacturing and logistics capabilities • Leading bedding retailer in the U.S. and UK • Integrated brick- and-mortar and e-commerce ecosystem The world’s largest bedding company, dedicated to enriching people’s lives through the power of a good night’s sleep.

SOMNIGROUP 6 Optimize investments in sleep technology Improve targeted innovation Drive advertising share of voice Enhance consumer outcomes Accelerate continuous feedback loop Uniquely Positioned to Optimize Consumer Experience

SOMNIGROUP’S VERTICALLY INTEGRATED STRATEGY 7 160+ OPERATIONS FACILITIES W I T H 2,800+ RETAIL STORES 20,000 associates Manufacturing and R&D facilities Distribution centers Logistics fleet Mattress Firm retail stores Dreams retail stores Tempur® retail stores E-commerce platforms SOMNIGROUP ECOSYSTEM

SOMNIGROUP’S JOURNEY TO VERTICAL RETAILER 8 2015 2024 Pro Forma4 Total Sales $3.2B $8.0B Adjusted EBITDA2 $0.5B $1.3B Stock Price $17.61 $66.80* +56% DIRECT TO CONSUMER As a percentage of TOTAL SALES4 2015 9% 2024 65% *SGI closing stock price on 2/19/25

SOMNIGROUP TEAM’S VALUE CREATION 9 Since the management change in 2015, sales have increased 56%, adjusted EBITDA2 has increased over 100%, and adjusted EPS2 has increased over 200%. Current TPX Management Track Record Since 2015 (in millions, except percentages, multiples, and per common share amounts) Year Ended December 31, 2015 Year Ended December 31, 2024 CAGR Total Growth Net Sales $3,151 $4,931 5% 56% Adjusted EBITDA2 $456 $924 8% 103% GAAP EPS $0.26 $2.16 27% 739% Adjusted EPS2 $0.80 $2.55 14% 219%

SOMNIGROUP EXECUTIVE TEAM 10 SCOTT THOMPSON CHAIRMAN, CEO CLIFF BUSTER CEO SCOTT THOMPSON INTERIM CEO JONATHAN HIRST CEO BHASKAR RAO EVP, CFO KINDRA BELLIS CIO DAVID MONTGOMERY EVP, GLOBAL BUS. DEVELOPMENT

+ 11 LEVERAGE2 • 3.5x at closing • 2.0-3.0x target leverage range • Share repurchases minimal in the near term PRICE • $2.7B of cash • 34.2M shares of common stock MULTIPLE • 9 times Mattress Firm’s four-year average adjusted EBITDA1,2 • 8 times Mattress Firm’s four-year average adjusted EBITDA1,2 after run-rate synergies DIVESTITURE • 73 Mattress Firm retail locations • 103 Sleep Outfitters retail locations and 7 distribution centers • To be divested in May 2025 CLOSED FEBRUARY 5, 2025

1. Expands consumer touchpoints to enhance ability to keep pace with evolving consumer preferences 2. Accelerates U.S. omni-channel strategy, enabling a seamless consumer experience 3. Simplifies consumer purchase journey, reducing friction at each touchpoint 4. Aligns new product development and testing, facilitating consumer-centric innovation 5. Streamlines operations and enhances supply chain management, resulting in operational efficiencies 6. Drives adjusted EPS2 accretion TRANSACTION RATIONALE 12

SOMNIGROUP’S ROBUST CAPITAL ALLOCATION 13 INVESTMENTS IN GROWTH INITIATIVES CAPITAL RETURNED TO SHAREHOLDERS $820M invested in our people, plants and processes $5.6B4 invested in accretive M&A activities $1.9B invested in share repurchases $300M invested in quarterly dividends 2x-3x target leverage2 range supported by strong balance sheet 5-YEAR TRACK RECORD

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OVERVIEW 15 CORE COMPETENCIES OMNI-CHANNEL DISTRIBUTION 100+ PRODUCTS SOLD IN 100+ COUNTRIES WORLDWIDE Consumer-Centric Innovation Leading Product Brands World-Class Manufacturing Integrated Marketing Extensive Logistics Capabilities 70% Wholesale 30% Direct-to-Consumer

COMPETITIVE DIFFERENTIATORS 16 ICONIC BRANDS Consumer preferred supported by advertising DIVERSE PORTFOLIO Wide range of price points and technologies MANUFACTURING Extensive capabilities across 70+ plants LOGISTICS Global integrated logistics operations R&D Advanced in-house technology and product development MARKETING Fully integrated data-driven marketing initiatives SCALE

BRAND PORTFOLIO 17 TEMPUR-PEDIC®: LEADING WORLDWIDE PREMIUM BEDDING BRAND Tempur-Pedic® uniquely adapts, supports, and aligns to you to deliver truly life- changing sleep. $2,200-$9,998* STEARNS & FOSTER®: HIGH-END-TARGETED BRAND The world’s finest beds that are made with exceptional materials, time-honored craftsmanship and impeccable design. $1,800-$6,450* SEALY®: #1 BEDDING BRAND3 Combines innovation, engineering and industry-leading testing to ensure quality and durability. $300-$3,000* PRIVATE LABEL OFFERINGS: CUSTOMIZED PRODUCT Offers products for the value-oriented consumer. *Retail prices for a standard queen mattress

GLOBAL MANUFACTURING FOOTPRINT 18 71 manufacturing facilities 20 million sq. ft. of manufacturing and distribution operations 4 state-of-the-art product testing locations 75k sq. ft. R&D innovation Wholly owned (31) Joint Venture (9) Licensee (27)Tempur-Pedic® Facility (4)

FY‘24 Sales SUCCESSFUL OMNI-DISTRIBUTION PLATFORM 19 • Significant worldwide sales growth • Highly profitable and rapidly expanding • Direct customer relationships E-commerce • Luxury Tempur-Pedic® and Dreams® experiences • Operate over 6505 stores worldwide and expanding direct customer relationships • Highly profitable Company- Owned Stores • Third-party retailers are our largest distribution channel • Significant private label opportunity • Valued win-win relationships with retailers Wholesale 66% 10% 9% 15% NORTH AMERICA WHOLESALE NORTH AMERICA DIRECT-TO- CONSUMER INTERNATIONAL WHOLESALE INTERNATIONAL DIRECT-TO-CONSUMER

KEY MARKETS 20 NORTH AMERICA • $50B3 bedding market • Concentrated • Historically strong bedding industry growth, emerging from a prolonged downturn* • Market share leader with continued opportunities to expand through higher slot velocity, expansion into non-traditional channels, and growing DTC presence INTERNATIONAL • $70B3 bedding market • Highly fragmented • Historically solid bedding industry growth, emerging from a prolonged downturn • Low single-digit market share today, opportunity for growth *See historical U.S. industry detail in Appendix

SALES GROWTH OUTLOOK 21 Expand into OEM market. Grow wholesale through existing and new retail relationships. Invest in innovation to meet customer demand. Expand direct-to-consumer through e-commerce and company-owned stores. Invest in U.S. Sealy and Stearns & Foster® products and marketing.

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OVERVIEW 23 LEADING OMNICHANNEL U.S. RETAILER 2,200+ brick-and-mortar retail stores integrated with e- commerce and sleep education platforms to enable a seamless consumer purchase journey STRONG CONSUMER ENGAGEMENT Robust consumer touchpoints with deep insight into evolving preferences to optimize the consumer purchase journey and sustain consumer loyalty EXCEPTIONAL RETAIL TALENT 6,000+ highly trained retail sales associates facilitate an educational and effective end-to-end consumer purchase journey DIVERSIFIED PRODUCT OFFERING Leading brands and complementary private labels provide a range of innovative consumer solutions

RETAIL FOOTPRINT 24 TX MT CA ID NV AZ OR IL NM CO WY MN SD IA ND UT KS NE WA WI OK MI MO NY PA FL IN AL GA AR LA NC VA TN KY OH MS ME SC WV VT NH CT NJ MD DE RI DC AK 66 32 220 21 12 22 62 50 7 14 11 35 255 25 13 6 9023 45 2 24 397 92 29 45 16 68 91 117 5 10 42 65 98 8 HI 1 Owned locations Owned locations + franchised locations Franchised states Franchised locations +83 Geographic Footprint • 2,2005+ owned retail stores across 45 states • Integrated e-commerce capabilities with 75M+ website visitors6 annually 237 46 22 MA 55 840 85 12 49 3

MATTRESS FIRM’S DIVERSIFIED PRODUCT OFFERINGS 25 Somnigroup Brands and Private Label Other Leading Brands and Private Labels • A leading retailer of Tempur-Pedic®, Sealy®, and Stearns & Foster® branded products • Retails Sleepy’s® private label bedding manufactured by Tempur Sealy • A leading retailer of Beautyrest®, Nectar®, Serta®, Simmons®, Tuft & Needle®, and Purple® branded products • Retails Sleepy’s® and tulo® private label bedding manufactured by third-party OEM Sommnigroup and Private Labels 44% Other Brands and Private Labels 56% Mattress Firm Sales1 TTM 12/31/24

SCALE COMPETITIVE DIFFERENTIATORS 26 PRODUCT SELECTION Diverse and curated assortment CONVENIENCE Seamless experience nationwide on and offline RETAIL EXPERTISE Highly trained Sleep Experts EXPERIENCE Personalized to each consumer CONSUMER TOUCHPOINTS Data driven tools improving consumer outcomes LOGISTICS Accelerated order-to-deliver

SALES GROWTH OUTLOOK 27 Drive conversion and AOV through enhanced RSA training Invest in stores and products to improve consumer shopping experience Continuously align brick-and-mortar footprint to consumer demand Drive e-commerce traffic via strategic investments in digital marketing Leverage improving U.S. industry to drive market share

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DIVERSIFIED PRODUCT OFFERING Multi-branded strategy comprised of in-house brands, Tempur Sealy brands, and third-party brands OVERVIEW 29 LEADING UK BEDDING RETAILER 200+ brick-and-mortar retail stores, 2,000+ colleagues, and an integrated e-commerce platform attracting over 18M visitors6 annually VERTICALLY INTEGRATED In-house manufacturing, distribution and logistics operations result in Dreams producing and delivering the majority of the product it sells MARKET SHARE OPPORTUNITY Driving growth through leveraging its vertically integrated business model and broad brand range of offerings to meet consumer needs

FINANCIALS 30

FOURTH QUARTER AND FULL YEAR PERFORMANCE 31 Three Months Ended Year Ended (in millions, except percentages and per common share amounts) December 31, 2024 December 31, 2023 % Change December 31, 2024 December 31, 2023 % Change Net Sales $1,207.9 $1,170.5 3.2% $4,930.9 $4,925.4 0.1% Net Income $71.9 $77.1 -6.7% $384.3 $368.1 4.4% Adjusted Net Income2 $107.2 $93.9 14.2% $455.1 $425.6 6.9% EBITDA2 $184.3 $169.1 9.0% $841.6 $789.4 6.6% Adjusted EBITDA2 $219.4 $202.4 8.4% $923.8 $877.3 5.3% GAAP EPS $0.40 $0.43 -7.0% $2.16 $2.08 3.8% Adjusted EPS2 $0.60 $0.53 13.2% $2.55 $2.40 6.3% Q4 ‘24 Sales by Channel* 27% 73% Direct Wholesale *FY’24 pro forma sales4 were 65% direct and 35% wholesale.

2025 OUTLOOK 7 32 Expect full-year adjusted EPS 2 between $2.60 and $3.00 Other Modeling Assumptions Depreciation & Amortization $295M-$305M Capital Expenditures $250M Interest Expense $265M-$275M U.S. Federal Tax Rate 25% Diluted Share Count 210M shares • On a reported basis, we expect sales between $7.5B and $7.8B • The global bedding industry stable versus the prior year, with slight headwinds in 1H and recovery in 2H • Reported gross margins to be similar to reported 2024 gross margins, which includes a $15M headwind to profits from foreign exchange • $730M of advertising investments, which implies a slight step up in Tempur Sealy advertising • Resulting in adjusted EBITDA2 of $1.3B to $1.4B $1.00 $1.94 $3.19 $2.60 $2.40 $2.55 $2.80 15 20 25 30 $- $1.00 $2.00 $3.00 $4.00 2019 2020 2021 2022 2023 2024 2025 U .S . P ro du ce d U ni ts (M ill io ns ) Ad ju st ed E PS 2 Projected Adjusted EPS2 CAGR of 19% Adjusted EPS U.S. Produced Mattress Units

33 Impact of Mattress Firm Acquisition ACQUISITION AND DIVESTITURE • The acquisition of Mattress Firm on February 5th • The planned divestiture of 103 Sleep Outfitters and 73 Mattress Firm stores on May 1st • The elimination of intercompany sales between Mattress Firm and Tempur Sealy, which is expected to be approximately 18% of global Tempur Sealy sales in 2024 • Tempur Sealy has historically accounted for store occupancy costs in operating expense. It will now be treated as COGS. This will result in an approximate 100 basis point headwind to North America’s gross margin and an 800 basis point headwind to International’s gross margin year over year • Mattress Firm has historically accounted for co-operative advertising dollars provided by Tempur Sealy as a reduction to COGS. It will now be treated as a reduction to advertising expense. Tempur Sealy will continue to account for all co-operative advertising investments in Advertising expense P&L LANDSCAPING PURCHASE PRICE ACCOUNTING • Approximately $10 million of incremental expense associated with the step up to fair value of the acquired Mattress Firm business, which will primarily impact Mattress Firm COGS SYNERGIES • Expected first year synergy benefits of $10M, primarily realized in the back half of the year, with an expected ramp in subsequent years 2025 OUTLOOK 7

LONG TERM PERSPECTIVE 7 34 2026-2028 $2.80 $4.85 $- $2.00 $4.00 $6.00 2025 2028 Adjusted EPS2 INTERNAL TARGETS3 • We are internally targeting sales to grow at a compound annual rate of mid single digits starting in 2025. • This indicates adjusted EPS2 would increase from the $2.80 midpoint for 2025 to approximately $4.85 by 2028, a compound annual growth rate of 20%.

35% 30% 15% 20% Logistics Product Lifecycle Management Manufacturing Efficiencies Sourcing SYNERGIES OUTLOOK3 35 $100M OF RUN-RATE SYNERGIES EXPECTED RUN RATE SYNERGIES Enhanced visibility to consumer demand creates opportunities for agile and fortified supply chain management while expanded scale and vertical integration drive operational efficiencies. • Increases scale and enhances operating metrics to drive incremental investments in supply chain innovation • Leverages the combined scale and vertically integrated infrastructure across logistics, transportation, warehousing, supply chain planning, sourcing and product development to drive operational efficiencies and streamline order-to-delivery Expect to realize $10M of synergies in 2025 and to achieve

$0 $200 $400 $600 $800 2020 2021 2022 2023 2024 Full-Year Operating Cash Flow STRONG BALANCE SHEET & CASH FLOW 36 $0 $200 $400 $600 $800 $1,000 $1,200 2020 2021 2022 2023 2024 Full-Year Adjusted EBITDA2 1.0x 2.0x 3.0x 4.0x 4Q23 1Q24 2Q24 3Q24 4Q24 4Q'24 Pro Forma Leverage2 Target Range Leverage

CAPITAL STRUCTURE 37 • The acquisition of Mattress Firm was funded with the $1.6B Term Loan B on hand and drawing on the $625M Delayed Draw Term A and $571M on our revolving credit facility • Pro forma 12/31/24 leverage2 was 3.5x and liquidity was ~$730M $571 $25 $25 $400 $109 $800 $800 $16 $16 $16 $16 $16 $1,504 $31 $31 $563 0 500 1000 1500 2000 2500 2025 2026 2028 2029 2030 2031 Debt Maturities4 Revolving Credit Facility Term Loan A Securitized Debt 2029 Senior Notes 2031 Senior Notes Term Loan B Delayed Draw Term A • We expect to return to our target leverage range of 2.0x to 3.0x and for share repurchases to be minimal over the next 12 months and to return to active share repurchase thereafter • Credit ratings o Fitch: BB+ o Moody’s: Ba2 o S&P: BB

Thank you for your interest in For more information, please email: investor.relations@somnigroup.com 38

APPENDIX 39

U.S. HISTORICAL INDUSTRY VOLUMES3 40 U.S. Produced Mattress Units Source: ISPA, U.S. ITC, management estimates 18.1 20.1 20.9 22.5 24.3 23.5 23.6 23.5 24.1 24.7 20.4 18.0 16.7 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 15.0 16.0 17.0 18.0 19.0 20.0 21.0 22.0 23.0 24.0 25.0 2009 20-year Trough 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 U .S . P ro du ce d U ni ts / U .S . P op ul at io n U .S . P ro du ce d U ni ts (M ill io ns ) U.S. Produced Units 10-Year Average 20-Year Trough (2009) U.S. Produced Units / U.S. Population

41 SUSTAINABILITY INITIATIVES Environmental • Achieved zero waste to landfill status at our Canadian and Mexican manufacturing operations and maintained our zero waste to landfill status at our U.S. and European manufacturing operations • Achieved zero waste to landfill status at 75% of our corporate offices and R&D labs, in line with our goal to achieve zero landfill waste at our corporate offices and R&D labs by 2025 • Progressed towards our goal of achieving carbon neutrality by 2040 through reducing greenhouse gas emissions at our wholly owned manufacturing and logistics operations by 4%* compared to the prior year • Summarized and published our approach to comprehensive chemical supply management in a Chemical Safety Policy Purpose • Continued to bring industry-leading innovation to market that provides consumers with access to higher quality sleep at a variety of price points, including the new U.S. product launches of TEMPUR-Breeze®, TEMPUR-Ergo® Smart Base, and Stearns & Foster, and the new international launches of TEMPUR® products • Contributed approximately $800,000 through the Tempur Sealy Foundation and donated more than 12,100 mattresses worth approximately $16.9 million, bringing our ten-year donation total to over $100 million People • Increased transparency and expanded disclosures around Employee Health & Safety, Ethics Line, and Employee Satisfaction & Engagement • Embedded ESG performance as a factor in executive leadership’s 2023 compensation program *This excludes the impact of new facilities opened in the trailing twelve-month period. Including the impact of new facilities, we reduced greenhouse gas emissions at our wholly owned manufacturing and logistics operations by 1% compared to the prior year. The impact of acquisitions will be integrated into our Corporate Responsibility disclosures and initiatives 24 months after closing. In 2024, we shifted our annual sustainability reporting period to be aligned with our fiscal year. We anticipate publishing the report covering the 2024 fiscal year period in late 2025. 2023 Updates

42 This investor presentation contains statements regarding the Company’s expectations regarding the Mattress Firm acquisition, expectations regarding post-closing supply agreements, future performances, integration of the acquired companies with our business, expectations regarding the divestiture of retail stores, the Company’s quarterly cash dividend, the Company’s expectations regarding geopolitical events (including the war in Ukraine and the conflict in the Middle East), the Company’s share repurchase targets, the Company’s expectations regarding net sales and adjusted EPS for 2025 and subsequent periods and the Company’s expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook, and expectations regarding supply chain disruptions and the macroeconomic environment. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from any that may beexpressed herein as forward- looking statements. These potential risks include the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names, and Service Marks: TEMPUR®, Tempur-Pedic®, the Tempur-Pedic & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-ProBreeze®, TEMPUR- LuxeBreeze®, TEMPUR-Cloud®, TEMPUR-Contour™, TEMPUR-Rhapsody™, TEMPUR-Flex®, THE GRANDBED BY Tempur-Pedic®, TEMPUR-Ergo®, TEMPUR-UP™, TEMPUR- Neck™, TEMPUR-Symphony™, TEMPUR-Comfort™, TEMPUR-Traditional™, TEMPUR-Home™, Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy™, SealyChill™, Clean Shop Promise®, and Mattress Firm®, are trademarks, trade names, or service marks of Somnigroup International Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from or supplemental to the Company’s press release and related earnings call on February 20, 2024. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. FORWARD-LOOKING STATEMENTS

43 In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility (which we refer to in this investor presentation as adjusted EBITDA) is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income and Adjusted EPS A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Forward-looking Adjusted EPS is a non-GAAP financial measure. The Company is unable to reconcile this forward-looking non-GAAP measure to EPS, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2024. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in managing its leverage. USE OF NON-GAAP FINANCIAL MEASURES INFORMATION

(1) In the fourth quarter of 2024, we recorded $26.7 million of transition charges as a result of a customer's acquisition which foreclosed on our OEM distribution to this customer. (2) We recorded $12.0 million $17.5 million of transaction costs, primarily related to legal and professional fees associated with the acquisition of Mattress Firm in the quarters ended December 31, 2024 and 2023, respectively. (3) In the fourth quarter of 2024, we incurred $9.8 million of transaction related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (4) We recorded $1.3 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities in the fourth quarter of 2024. These charges are primarily recorded in cost of sales. (5) In the fourth quarter of 2024, we received proceeds of $4.9 million for an insurance claim related to the previously disclosed cybersecurity event identified on July 23, 2023. We recorded $0.8 million of costs associated with the cybersecurity event identified on July 23, 2023 in the fourth quarter ended 2023. (6) In the fourth quarter of 2023, we recorded a fair value remeasurement of $11.0 million related to a strategic investment in a product innovation initiative. (7) We recorded $4.0 million of operational start-up costs related to the capacity expansion of our manufacturing and distribution facilities in the U.S. in the fourth quarter ended 2023. (8) In the fourth quarter of 2023, we recognized $3.2 million of loss on extinguishment of debt associated with the refinancing of our senior secured credit facilities. (9) We recorded an income tax benefit, on a net basis, of $10.2 million related to the Danish tax matter in the fourth quarter of 2023, when the Danish Tax Agency and the Internal Revenue Service formally concluded the matter. (10) Adjusted income tax provision represents the tax effects associated with the aforementioned items, excluding the income tax benefit for the Danish tax matter. 44 ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings. Three Months Ended (in millions, except per share amounts) December 31, 2024 December 31, 2023 Net income $ 71.9 $ 77.1 Customer-related transition charges (1) 26.7 — Transaction costs (2) 12.0 17.5 Transaction related interest expense, net (3) 9.8 — Supply chain transition costs (4) 1.3 — Cybersecurity event (5) (4.9) 0.8 Fair value remeasurement (6) — 11.0 Operational start-up costs (7) — 4.0 Loss on extinguishment of debt (8) — 3.2 Danish tax matter (9) — (10.2) Adjusted income tax provision (10) (9.6) (9.5) Adjusted net income $ 107.2 $ 93.9 Adjusted earnings per common share, diluted $ 0.60 $ 0.53 Diluted shares outstanding 178.7 178.2

45 TTM ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings. Trailing Twelve Months Ended (in millions, except per common share amounts) December 31, 2024 Net income $ 384.3 Transaction costs (1) 47.8 Customer-related transition charges (2) 26.7 Transaction related interest expense, net (3) 9.8 Supply chain transition costs (4) 9.5 Operational start-up costs (5) 3.1 Cybersecurity event (6) (4.9) Adjusted income tax provision (7) (21.2) Total adjustments $ 70.8 Adjusted net income $ 455.1 Adjusted earnings per share, diluted $ 2.55 (1) In the trailing twelve months ended December 31, 2024, we recorded $47.8 million of transaction costs, primarily related to legal and professional fees associated with the acquisition of Mattress Firm. (2) In the trailing twelve months ended December 31, 2024, we recorded $26.7 million of transition charges as a result of a customer's acquisition which foreclosed on our OEM distribution to this customer. (3) In the trailing twelve months ended December 31, 2024, we incurred $9.8 million of transaction related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (4) In the trailing twelve months ended December 31, 2024, we recorded $9.5 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities. (5) In the trailing twelve months ended December 31, 2024, we recorded $3.1 million of operational start-up costs in cost of sales for the capacity expansion of our manufacturing and distribution facilities in the U.S., which include personnel and facility related costs. (6) In the trailing twelve months ended December 31, 2024, we received proceeds of $4.9 million for an insurance claim related to the previously disclosed cybersecurity event identified on July 23, 2023. (7) Adjusted income tax provision represents the tax effects associated with the aforementioned items, excluding the income tax benefit for the Danish tax matter.

46 ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. Three Months Ended (in millions) December 31, 2024 December 31, 2023 Net income $ 71.9 $ 77.1 Interest expense, net 26.5 30.9 Transaction related interest expense, net (1) 9.8 — Loss on extinguishment of debt (2) — 3.2 Income tax provision 23.1 9.9 Depreciation and amortization 53.0 48.0 EBITDA $ 184.3 $ 169.1 Adjustments: Customer-related transition charges (3) 26.7 — Transaction costs (4) 12.0 17.5 Supply chain transition costs (5) 1.3 — Cybersecurity event (6) (4.9) 0.8 Fair value remeasurement (7) — 11.0 Operational start-up costs (8) — 4.0 Adjusted EBITDA $ 219.4 $ 202.4 (1) In the fourth quarter of 2024, we incurred $9.8 million of transaction related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (2) In the fourth quarter of 2023, we recognized $3.2 million of loss on extinguishment of debt associated with the refinancing of our senior secured credit facilities. (3) In the fourth quarter of 2024, we recorded $26.7 million of transition charges as a result of a customer's acquisition which foreclosed on our OEM distribution to this customer. (4) We recorded $12.0 million and $17.5 million of transaction costs, primarily related to legal and professional fees associated with the acquisition of Mattress Firm, in the fourth quarters of 2024 and 2023, respectively. (5) We recorded $1.3 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities in the fourth quarter of 2024. (6) In the fourth quarter of 2024, we received proceeds of $4.9 million for an insurance claim related to the previously disclosed cybersecurity event identified on July 23, 2023. We recorded $0.8 million of costs associated with the cybersecurity event identified on July 23, 2023 in the fourth quarter of 2023. (7) In the fourth quarter of 2023, we recorded a fair value remeasurement of $11.0 million related to a strategic investment in a product innovation initiative. (8) We recorded $4.0 million of operational start-up costs related to the capacity expansion of its manufacturing and distribution facilities in the U.S. in the fourth quarter of 2023.

47 TTM ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. Trailing Twelve Months Ended (in millions) December 31, 2024 Net income $ 384.3 Interest expense, net 125.0 Transaction related interest expense, net (1) 9.8 Income tax provision 118.6 Depreciation and amortization 203.9 EBITDA $ 841.6 Adjustments: Transaction costs (2) 47.8 Customer-related transition charges (3) 26.7 Supply chain transition costs (4) 9.5 Operational start-up costs (5) 3.1 Cybersecurity event (6) (4.9) Adjusted EBITDA $ 923.8 Consolidated indebtedness less netted cash $ 2,134.8 Ratio of consolidated indebtedness less netted cash to adjusted EBITDA 2.31 times (1) In the year ended December 31, 2024, we incurred $9.8 million of transaction related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan may were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (2) We recorded $47.8 million of transaction costs, primarily related to legal and professional fees associated with the acquisition of Mattress Firm in the year ended 2024. (3) In the year ended December 31, 2024, we recorded $26.7 million of transition charges as a result of a customer's acquisition which foreclosed on our OEM distribution to this customer. (4) We recorded $9.5 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities in the year ended December 31, 2024. (5) We recorded $3.1 million of operational start-up costs in cost of sales for the capacity expansion of our manufacturing and distribution facilities in the U.S., which include personnel and facility related costs in the year ended 2024. (6) In the year ended December 31, 2024, we received proceeds of $4.9 million for an insurance claim related to the previously disclosed cybersecurity event identified on July 23, 2023.

48 LEVERAGE2 RECONCILIATION *For a reconciliation of leverage to consolidated indebtedness less netted cash in prior reporting periods, please refer to the Company’s SEC filings. (in millions) December 31, 2024 Total debt, net $ 3,809.9 Plus: Deferred financing costs(1) 34.6 Total debt 3,844.5 Less: Netted cash(2) 1709.7 Consolidated indebtedness less netted cash $ 2,134.8 (1) We present deferred financing costs as a direct reduction from the carrying amount of the related debt in the Condensed Consolidated Balance Sheets. For purposes of determining total debt for financial covenant purposes, we have added these costs back to total debt, net, as calculated per the Condensed Consolidated Balance Sheets. (2) Netted cash includes cash and cash equivalents and restricted cash for domestic and foreign subsidiaries designated as "Restricted Subsidiaries" in the 2023 Credit Agreement.

49 FOOTNOTES 1 Any financial information included in this presentation for Mattress Firm prior to the acquisition date of February 5, 2025, is based on Mattress Firm’s historical financial reporting and has not been audited by the Company or the Company’s accountants 2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow are non-GAAP financial measures. Please refer to the “Use of Non-GAAP Financial Measures Information” on a previous slide for more information regarding the definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on a previous slide 3 Management estimates, informed by equity research notes and other industry reports 4 Pro forma financials reflect Tempur Sealy’s 12/31/24 results, updated for the impact of the Mattress Firm acquisition, including the elimination of intercompany sales between Tempur Sealy and Mattress Firm. Pro forma financials in this presentation do not reflect the planned May 1, 2025, divestiture of the Sleep Outfitters subsidiary and 73 Mattress Firm retail locations 5 Reflects the planned May 1, 2025 divestiture of 103 Sleep Outfitters retail locations and 73 Mattress Firm retail locations 6 Website visitors is defined as the number of website users, identified by internet protocol addresses and devices that have initiated at least one session on the referenced website during the period 7 Based on and supplemental to the Company’s financial targets and long-term perspective provided in the press release dated February 20, 2025, and the related earnings call on February 20, 2025. Please refer to “Forward-Looking Statements” and “Limitations on Guidance.” The Company is unable to reconcile forward‐looking adjusted EPS, a non‐GAAP financial measure, to EPS, its most directly comparable forward‐looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2025 or beyond Please add a definition of website visitors, as it’s not individual humans. I.e. a person could visit the site from their phone and laptop, and that counts as two visits.